SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Sec. 240.14a-12

                   BACAP Alternative Multi-Strategy Fund, LLC

                (Name of Registrant as Specified In Its Charter)


               ---------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transactions applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

-------------------------------------------------------------- BACAP Alternative
                                                        Multi-Strategy Fund, LLC

     To: Banc of America Investment Services Inc. ("BAI") representatives with clients invested in BACAP Alternative Multi-Strategy Fund, LLC ("Registered BACAP")

     Attached is a copy of the proxy-related materials that your BAI clients holding interests in Registered BACAP will be receiving in connection with a proposed acquisition of Registered BACAP by Excelsior Directional Fund of Hedge Funds (TI), LLC ("Directional TI"). Below is information intended to provide you with guidance as to what you and your clients should be expecting during the proxy period. All clients, regardless of how they wish to vote their proxy, will need to certify their eligibility to participate in the transaction.

         WHAT MATERIALS WILL MY CLIENTS RECEIVE?
         Clients will be receiving the attached proxy-related materials, which will consist of the following:

         o    Cover letter with instructions

         o Proxy Card (to be executed and returned to the address provided below)

         o Certification Documents (to be executed and returned to the address provided below), consisting of:

              o    Investor Questionnaire ("Registered BACAP Investor
                   Certification")

                   o Requests clients to certify that they are still Qualified Clients and are therefore eligible to participate in the transaction

              o Investor Certification ("Directional TI Investor Certification," and together with Registered BACAP Investor Certification, the "Certification Documents")

                   o Requests clients to agree to become members and be bound by the terms of the LLC Agreement of Directional TI

         o Copy of the Prospectus/Proxy Statement, including the Limited Liability Company Agreement of Directional TI (Exhibit E), and Statement of Additional Information

                   o Information about the proposed transaction and registration statement for interests of Directional TI

         WHAT ACTIONS ARE REQUIRED?
              1. Clients are requested to vote on the proxy using the Proxy Card and to execute the Certification Documents, which consist of:

              o    Registered BACAP Investor Certification

              o    Directional TI Investor Certification

              NOTE: If additional copies of the proxy-related materials are required, please send an email to AISolutions@BankofAmerica.com.

              2. Return all original documents to the official Proxy Tabulator so that they arrive before DECEMBER 18TH, 2008 (a self-addressed postage-paid envelope is included in all packages):

                                    Proxy Tabulator
                                    PO Box 9123
                                    Hingham MA 02043-9723


         WHY IS THIS TRANSACTION BEING PROPOSED?
         In an ongoing effort to build and maintain its platform of alternative investment options, Alternative Investment Solutions ("AI Solutions") has been evaluating its registered hedge funds. After a thorough evaluation of the performance, cost of operation, level of investment inflows, and duplication of investment strategies, AI Solutions has concluded that the most appropriate choice for Registered BACAP is a reorganization into Directional TI. The Board of Managers of Registered BACAP, based on the recommendation of, and information provided by, Alternative Investment Solutions and Registered BACAP's Adviser, Banc of America Investment Advisors, Inc., has agreed to request and recommend to Registered BACAP members the approval of a consolidation with Directional TI.


         WHAT IS THE TIMING OF THIS TRANSACTION?
         The shareholder meeting to vote on the proposed transaction will take place on December 18th, 2008. It is important that all investors return the Certification Documents referenced above so that they arrive before DECEMBER 18TH, 2008. If the proposed transaction is approved by shareholders, the transaction is expected to close on March 31st, 2009.


         WHAT SHOULD I DO IF I OR MY CLIENTS HAVE QUESTIONS ON THE PROXY VOTING PROCESS OR TRANSACTION?
         Any questions about the proxy voting process can be directed to Alternative Investment Solutions Sales Support at 888.786.9977 or AISolutions@BankofAmerica.com.


            INSTRUCTIONS FOR GWIM INVESTMENT PROFESSIONAL USE ONLY -- CONFIDENTIAL -- DISTRIBUTION OR REPRODUCTION TO ANY OTHER AUDIENCE PROHIBITED

-------------------------------------------------------------- BACAP Alternative
                                                        Multi-Strategy Fund, LLC

     To: U.S. Trust representatives with clients invested in BACAP Alternative Multi-Strategy Fund, LLC ("Registered BACAP")

     Attached is a copy of the proxy-related materials that your U.S. Trust clients holding interests in Registered BACAP will be receiving in connection with a proposed acquisition of Registered BACAP by Excelsior Directional Fund of Hedge Funds (TI), LLC ("Directional TI"). Below is information intended to provide you with guidance as to what you and your clients should be expecting during the proxy period. All of Registered BACAP's investors with PACE accounts have designated Bank of America, N.A. to vote proxies on their behalf. However, such investors will need to certify their eligibility to participate in the transaction.

         WHAT MATERIALS WILL MY CLIENTS RECEIVE?
         Clients will be receiving the attached proxy-related materials, which will consist of the following:

     o   Cover letter with instructions

     o Certification Documents (to be executed and returned to the address provided on the following page), consisting of:

         o    Investor Questionnaire ("Registered BACAP Investor Certification")

              o Requests clients to certify that they are still Qualified Clients and are therefore eligible to participate in the transaction

     o Investor Certification ("Directional TI Investor Certification," and together with Registered BACAP Investor Certification, the "Certification Documents")

              o Requests clients to agree to become members and be bound by the terms of the LLC Agreement of Directional TI

     o   Affiliated Fund Disclosure

     o Copy of the Prospectus/Proxy Statement, including the Limited Liability Company Agreement of Directional TI (Exhibit E), and Statement of Additional Information

              o Information about the proposed transaction and registration statement for interests of Directional TI

              o NOTE: As all U.S. Trust clients with PACE accounts have designated Bank of America to vote proxies on their behalf, NO official proxy ballot will be included with the copy of the Prospectus/Proxy Statement.

         WHAT ACTIONS ARE REQUIRED?
              1. Complete and execute the Certification Documents, consisting of:

         o    Registered BACAP Investor Certification

         o    Directional TI Investor Certification

              The grid below details which signatures are required for each Certification Document & respective account:

       -----------------------------------------------------------------------------------------------------------------------
                            IRREVOCABLE                                                                INVESTMENT MANAGEMENT
                            TRUSTS:           IRREVOCABLE        REVOCABLE                             ACCOUNTS AND
                            BANK IS SOLE      TRUSTS: BANK IS    TRUSTS: BANK IS   REVOCABLE TRUSTS:   INVESTMENT ADVISORY
       DOCUMENT             TRUSTEE           CO-TRUSTEE         SOLE TRUSTEE      BANK IS CO-TRUSTEE  ACCOUNTS
       -----------------------------------------------------------------------------------------------------------------------
       Registered BACAP
       Investor             Bank (PM) signs   Bank (PM) signs    Grantor           Grantor signs(1)    Investor signs
       Certification                                             signs(1)
       -----------------------------------------------------------------------------------------------------------------------
       Directional TI                                                              Grantor,
       Investor             Bank (PM) signs   Bank (PM) and      Grantor and       Co-Trustee and      Investor signs
       Certification                          Co-Trustee sign    Bank (PM) sign    Bank (PM) sign
       -----------------------------------------------------------------------------------------------------------------------

-------------------
(1) Note: If trust itself qualifies as a Qualified Client, PM can sign Registered BACAP Investor Certification on behalf of the trust. If it is necessary to look to the Grantor to meet this requirement, the Grantor must sign.

         NOTE: The Portfolio Manager is responsible for ensuring for Trust Accounts that the Certification Documents are executed by the appropriate parties. If additional copies of the proxy-related materials are required, please send an email to AISolutions@BankofAmerica.com.


             2. Return all original documents to Alternative Investment Solutions by DECEMBER 31ST, 2008 (a self-addressed postage-paid envelope is included in all packages):

                      Bank of America Alternative Investment Solutions
                      Attn: Ralph Pastore
                      225 High Ridge Rd
                      CT2-212-01-02
                      Stamford CT 06905


         WHY IS THIS TRANSACTION BEING PROPOSED?
         In an ongoing effort to build and maintain its platform of alternative investment options, Alternative Investment Solutions ("AI Solutions") has been evaluating its registered hedge funds. After a thorough evaluation of the performance, cost of operation, level of investment inflows, and duplication of investment strategies, AI Solutions has concluded that the most appropriate choice for Registered BACAP is a reorganization into Directional TI. The Board of Managers of Registered BACAP, based on the recommendation of, and information provided by, Alternative Investment Solutions and Registered BACAP's Adviser, Banc of America Investment Advisors, Inc., has agreed to request and recommend to Registered BACAP members the approval of a consolidation with Directional TI.


         WHAT IS THE TIMING OF THIS TRANSACTION?
         The shareholder meeting to vote on the proposed transaction will take place on December 18th, 2008. While your investors will not be required to vote on the transaction since they have designated Bank of America, N.A. to vote on their behalf, it is important that all investors return the Certification Documents referenced above by DECEMBER 31ST, 2008. If the proposed transaction is approved by shareholders, the transaction is expected to close on March 31st, 2009.


         WHAT SHOULD I DO IF I OR MY CLIENTS HAVE QUESTIONS ON THE PROXY VOTING PROCESS OR TRANSACTION? Any questions about the proxy voting process can be directed to Alternative Investment Solutions Sales Support at
         888.786.9977 or AISolutions@BankofAmerica.com. Please also feel free to reach out to your designated Alternative Investment Solutions Specialist.



            INSTRUCTIONS FOR GWIM INVESTMENT PROFESSIONAL USE ONLY -- CONFIDENTIAL -- DISTRIBUTION OR REPRODUCTION TO ANY OTHER AUDIENCE PROHIBITED